                                                                   Exhibit 10.01

                     FORM OF STRATEGIC ALLIANCE AGREEMENT


     This Strategic Alliance Agreement (this "Agreement") is entered into as of the ____ day of ____, 1997 (the "Effective Date") by and between Choice Hotels Franchising, Inc., which intends to change its name to Choice Hotels International, Inc. ("Franchising") and Choice Hotels International, Inc., which intends to change its name to Sunburst Hospitality Corp. ("Realco") (collectively, the "Parties"), with respect to the following:

     WHEREAS, Realco is the common parent of a consolidated group that includes as one of its subsidiaries Franchising;

     WHEREAS, Realco is engaged in the buying, developing and operating of hotel properties;

     WHEREAS, Franchising is engaged in franchising and managing hotels and in providing various services for its franchisees to strengthen particular hotel brands, including the operation of a national reservations system for Franchising's brands and the conducting of advertising and marketing activities on behalf of franchisees of Franchising's brands;

     WHEREAS, the Parties are concurrently entering into a Distribution Agreement, pursuant to which Realco will distribute all of its outstanding common stock of Franchising pro rata to Realco's shareholders;
                            --- ----

     WHEREAS, it is mutually beneficial to Realco and Franchising to establish a relationship whereby Realco will develop or acquire certain hotels to be franchised by Franchising and the Parties will continue to cooperate with respect to matters of mutual interest, including new product/concept testing for Franchising in Realco Hotels;

     WHEREAS, Realco and Franchising desire to take advantage of Franchising's purchasing power by authorizing Franchising in certain instances to negotiate with third party vendors on Realco's behalf for the purchase of certain hotel items;

     NOW, THEREFORE, Realco and Franchising agree as follows:

1.   Definitions
     -----------

     1.1 Terms defined in the Distribution Agreement shall have the same meanings when used in this Agreement.

2.   Term
     ----

     2.1 This Agreement shall go into effect on the date hereof (the "Effective Date") and shall continue in force for a period of twenty years. This Agreement may, however, be terminated by either Party on the fifth, tenth or fifteenth anniversary dates of the Effective Date upon at least three months prior written notice to the other Party and may be renewed upon the mutual consent of the Parties.

3.   Franchising of Realco Hotels
     ----------------------------

     3.1 Realco currently operates approximately 71 hotels under franchise agreements with Franchising. The terms of these agreements will remain unchanged.

     3.2 Realco hereby grants a right of first refusal to Franchising to franchise any hotel or lodging property of any kind that Realco develops or acquires and intends to franchise during the term of this Agreement (a "Lodging Property"). Realco shall provide to Franchising written notice, in the form of a completed application form, (the "Realco Notice") setting forth reasonable detail regarding each Lodging Property that it intends to develop, acquire and/or franchise, including information which shall include, among other things, the name, address, number of rooms, planned physical improvements and other data compiled by Realco with respect to its evaluation of the acquisition or development of the Lodging Property. Once the Realco Notice is received by Franchising, Franchising shall respond in writing within thirty days to Realco indicating whether Franchising chooses to exercise its right of first refusal and, if so, which brand or brands it believes would be appropriate for the Lodging Property and the physical renovations, in the case of an existing Lodging Property, that Realco would be required to effect, and any other conditions beyond those set forth in Exhibit A attached hereto that Realco must satisfy in order to obtain Franchising's approval of the Realco application (the "Franchising Response"). If Franchising does not provide the Franchising Response within thirty days of receipt of the Realco Notice, Franchising shall be deemed to have elected not to exercise the right of first refusal.

     3.3 If Franchising exercises the right of first refusal as set forth above, Realco shall be obligated to brand the Lodging Property as designated by Franchising unless it would not be feasible to do so because (a) the Lodging Property is already under contract with another franchiser and rebranding would be uneconomical, or (b) branding the Lodging Property as designated by Franchising would be otherwise uneconomical. Branding pursuant to Franchising's designation shall not be considered uneconomical if reasonable projections by Realco demonstrate that the Lodging Property would provide a return on investment to Realco over the term of the franchise agreement to be entered into with Franchising that is equivalent to the hurdle rate of return established by Realco for its investments in similar types of hotels or lodging properties.

     3.4 If Realco wishes to object to a brand selected by Franchising for a Lodging Property, it must do so in writing, providing the bases for its objection within fifteen days after receipt of the Franchising Response. Franchising shall within three days after receipt of such objection, provide a written response to Realco. If the Parties are unable to reach agreement regarding branding within three days thereafter, the branding of a Lodging Property shall be resolved in accordance with Section 7 of this Agreement.

     3.5 Prior to receiving the Franchise Response (or the expiration of thirty days from Franchising's receipt of the Realco Notice, if a Franchising Response has not been received by

Realco within such time period), Realco shall not notify, correspond with, or negotiate with, any other party, except the existing franchisor, with respect to alternative branding of the Lodging Property.

     3.6 In the event a Lodging Property is to be branded by Franchising pursuant to this Section 3, the Parties shall enter into a franchise agreement substantially in the form of Exhibit A attached hereto with respect to such Lodging Property, providing for payment of fees as set forth in Schedule 1 thereto. In addition, with respect to any Lodging Property acquired by Realco and branded by Franchising pursuant to this Section 3, Realco shall pay to Franchising upon entering a franchise agreement a one time initial fee of $10,000.00. No such initial fee, or initial fee associated with the selection of any software license agreement between the Parties, shall be payable respecting a Lodging Property newly constructed by Realco that is branded by Franchising.

4.   Development
     -----------

     4.1 Realco and Franchising are currently in the midst of a program under which Realco will develop Sleep Inns and Mainstay Suite Hotels franchised by Franchising. Realco agrees that absent (i) a material change in market conditions that would render construction of further hotels pursuant to this program uneconomical (meaning that reasonable projections by Realco demonstrate that the hotel would provide a return on investment to Realco that is less than the hurdle rate of return established by Realco for its investments in similar types of Hotels), (ii) Realco's inability to finance construction or acquisition of such hotels, or (iii) Franchising's discontinuance of efforts to support the Mainstay Suite Hotel brand, Realco will continue to develop Sleep Inns and Mainstay Suite Hotels so that it will have opened no fewer than a total of fourteen Sleep Inns and fifteen Mainstay Suite Hotels no later than forty-eight months from the Effective Date.

     4.2 With respect to any Sleep Inn or Mainstay Suite Hotel that is not completed within forty-eight months from the Effective Date, such Lodging Property shall pay the normal "rack rate" franchise fee then in effect for a Sleep Inn or Mainstay Suite Hotel rather than the fees set forth in Schedule 1 of Exhibit A attached hereto.

     4.3 In the event that the Mainstay Suite Hotel system, including those hotels owned by Realco, does not total at least one hundred hotels open or under construction on or before January 1, 2000, Realco will have an option, exercisable for a period of sixty days following January 1, 2000, to purchase the brand name, marks, franchise agreements, and other assets of the Mainstay Suite Hotels system from Franchising at a price equal to nine times Franchising's revenues attributable to royalties from the Mainstay Suite Hotels system during the calendar year 1999.

     4.4 In the event Realco desires to exercise this option, then Realco shall provide written notice to Franchising within the sixty day period following January 1, 2000. The Parties will then negotiate in good faith and execute definitive agreements within forty-five days of such written notice (with commercially reasonable terms and conditions governing such purchase, which may include a financing contingency lasting no more than ninety days), and will close the purchase transaction within thirty days after the expiration of the financing contingency. If the Parties acting in good faith do not execute a definitive agreement or close the transaction within the prescribed time periods, then the option provided by Section 4.3 shall be deemed to have expired.

5.   New Product/Concept Testing
     ---------------------------

     5.1 Realco and Franchising desire to continue their relationship, under which certain new products/concepts are tested for Franchising at hotels owned by Realco. The Parties agree to negotiate in good faith on a case by case basis with respect to the terms of such participation by Realco in new product/concept testing. In the event Franchising desires to test or research any new product/concept in Realco hotels, Franchising shall deliver to Realco a written description of the new product/concept and plans for its testing or research. The Parties shall then evaluate appropriate compensation for Realco to receive, which compensation shall include all direct and indirect costs associated with the project and an opportunity cost factor, such that the capital invested by Realco will receive a return on investment equivalent to Realco's incremental cost of capital.

     5.2 In the event Franchising franchises a new brand or concept, Franchising agrees that no other franchisee shall receive more favorable terms or conditions than those offered to Realco.

6.   Realco Preferred Vendor Programs
     --------------------------------

     6.1 Except as set forth in this Section 6, Realco intends to make direct purchases from third parties for products and services respecting its hotels. Notwithstanding the foregoing, Realco agrees that Franchising may negotiate with third party vendors of hotel services and products with respect to the provision of such services and products to Realco. Once an opportunity to make a purchase on behalf of Realco is identified by Franchising, Franchising will promptly consult with Realco to ensure that the economic terms and services to be provided are equal to or better than those available to Realco, and that entering into such an agreement would not be inconsistent with any then existing agreements to which Realco is a party. Realco shall then promptly advise Franchising in writing whether it grants Franchising the authority to negotiate the relevant purchase for execution by Realco.

     6.2 No agreement negotiated by Franchising on behalf of Realco shall contain a price commitment for a period greater than one year. In addition, Realco will be entitled to receive the benefits of any other provisions negotiated by Franchising on behalf of its other franchisees with such vendors.

7.   Dispute Resolution
     ------------------

     7.1 Any dispute, controversy or disagreement ("Dispute") between the Parties related to the obligations of the Parties under this Agreement in respect to which an amicable resolution cannot be reached shall be submitted for mediation to a committee made up of an equal number of non-common members of each company's Board of Directors ("Committee"). If the Parties are unable to reach an amicable resolution of a Dispute within thirty days after submission to the Committee, then, to the maximum extent allowed by law, the Dispute shall be submitted and resolved by final and binding arbitration in Baltimore, Maryland administered by JAMS-Endispute in accordance with JAMS-Endispute's rules of practice then in effect or such other procedures as the Parties may agree upon: provided, however, that any Party may seek injunctive relief and enforcement of any award rendered pursuant to the arbitration provisions of this Section 7 by bringing a suit in any court of competent jurisdiction. Any award issued as a result of such arbitration shall be final and binding between the Parties thereto and shall be enforceable by any court having jurisdiction over the Party against whom enforcement was sought and application may be made to such court for judicial acceptance of the award and order of enforcement. The fees and expenses of arbitration (including reasonable attorneys' fees) shall be paid by the Party that does not prevail in such arbitration.

     7.2  Attorneys' Fees.  If any Party to this Agreement brings an action to
          ----------------
enforce its rights under this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including without limitation reasonable attorneys' fees, incurred in connection with such action, including any appeal of such action.


8.   Modification
     ------------

     8.1 This Agreement may only be amended, modified or supplemented in a written agreement signed by both Parties.

9.   Waiver
     ------

     9.1 No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision hereof, except by written instrument of the party charged with such waiver or estoppel.

10.  Governing Law
     --------------

     10.1 This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the principles of conflict of laws.

11.  Construction
     ------------

     11.1 In the event of a conflict between the terms of this Agreement, and the terms of a franchise agreement executed by the Parties pursuant to this Agreement, the terms of the franchise agreement shall control.

12.  Headings
     --------

     12.1 The headings of the sections of this Agreement are for convenience only and shall not affect the construction of this Agreement.

13.  Notices
     -------

     13.1 All notices and other communications hereunder shall be in writing and shall be delivered by hand or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice) and shall be deemed given on the date on which such notice is received:

     To Choice:

           Sunburst Hospitality Corporation
           10770 Columbia Pike
           Silver Spring, Maryland 20901
           Attention:  General Counsel

     To Franchising:

           Choice Hotels International, Inc.
           10750 Columbia Pike
           Silver Spring, Maryland 20901
           Attention:  General Counsel

14.  Assignment
     ----------

     14.1 Neither Party shall sell, assign, pledge or otherwise transfer its interest in this Agreement or any part thereof without the prior written consent of the other Party, except to an entity succeeding to substantially all of the business and operations of such Party. The transferring Party shall remain liable for liabilities and obligations existing at the time of such transfer. Subject to the foregoing, this Agreement shall bind and inure to the benefit of the Parties' respective successors and permitted assigns.

15.  Counterparts
     ------------

     15.1 This Agreement may be executed in two counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

16.  No Joint Venture Or Agency
     --------------------------

     16.1 This Agreement is not intended to create a joint venture, partnership or any other similar arrangement between the Parties, and neither Party shall be authorized to act as an agent of the other Party, except as expressly provided herein. Notwithstanding the foregoing, each Party shall be free to designate the other as its agent for appropriate purposes.

17.  Severability
     ------------

     17.1 If any provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each provision shall be valid and enforceable to the fullest extent permitted by law.

18.  Entire Agreement
     ----------------

     18.1 This Agreement contains the entire Agreement between the Parties hereto. There are no representations, inducements, promises, arrangements, agreements or undertakings, oral or written, between the Parties other than
those set forth herein respecting the matters addressed  in this Agreement.   In
entering this Agreement, each of the Parties agrees that it did not rely on any promises, representations or agreements not expressly contained herein.

19.  Consent to Jurisdiction
     -----------------------

     Subject to Section 7.1 hereof, the parties irrevocably submit to the exclusive jurisdiction of (a) the Courts of the State of Maryland in Montgomery County, and (b) the United States District Court for the State of Maryland for the purposes of any suit, action or other proceeding arising out of this Agreement. The parties hereby irrevocably designate, appoint and empower Prentice Hall Corporation System, Inc. as its true and lawful agent and attorney-in-fact in its name, place, and stead to receive on its behalf service of process in any action, suit, or proceeding with respect to any matters as to which it has submitted to jurisdiction as set forth in the immediately preceding sentence.

     IN WITNESS THEREOF, the Parties hereto have executed this Agreement as of the date first above written.


                                        CHOICE HOTELS FRANCHISING, INC.

                                        By:
                                           ------------------------------------

                                        Name:
                                             ----------------------------------

                                        Title:
                                              ---------------------------------

                                        CHOICE HOTELS INTERNATIONAL, INC.


                                        By:
                                           ------------------------------------

                                        Name:
                                             ----------------------------------

                                        Title:
                                              ---------------------------------

                                   Exhibit A
                                   ---------

                             [Lodging Brand Name]*
                              FRANCHISE AGREEMENT


          THIS AGREEMENT is made in Silver Spring, Maryland, effective on the ________ day of ____________, 199___, between Choice Hotels Franchising, Inc., a Delaware corporation ("we" or "us"), and Astra Hospitality, Inc.


                                  INTRODUCTION
                                  ------------

          We own a system ("System") for providing lodging accommodations with a high standard of service, courtesy and cleanliness which uses distinctive identification, trademarks and service marks, standards, and specifications; and

          Our System includes our advance reservation system and our business referral and credit card arrangements; and

          You want to use our System at your hotel on the terms and conditions in this Agreement; and

          Our System's value and success, and the success of your hotel, depends in large part on your operating and maintaining your hotel in accordance with the System.

                                   AGREEMENT
                                   ---------

          We and you agree:


---------------------------
* This form of agreement shall be conformed, in any particular case, in accordance with the provisions of Schedule 1 pertaining to the applicable brand.

I.   1.   Definitions.

     A. A. "HOTEL" IS THE PROPERTY AT PROPERTY ADDRESS ("LOCATION") AND INCLUDES THE BUILDING, LAND AND ALL IMPROVEMENTS, STRUCTURES, FIXTURES, AMENITIES, EQUIPMENT, FURNITURE AND RELATED RIGHTS, PRIVILEGES AND PROPERTIES. THE HOTEL WILL BE OPERATED ONLY UNDER THE NAME [LODGING BRAND NAME].

     B. B. "RENTABLE ROOMS" MEANS THE TOTAL NUMBER OF RENTABLE SLEEPING ROOMS IN THE HOTEL. THE RENTABLE ROOMS FOR THE HOTEL IS ROOM COUNT.

     C. C. "DESIGNATED REPRESENTATIVE" IS YOUR REPRESENTATIVE FOR MATTERS ABOUT THIS AGREEMENT. UNTIL YOU CHANGE THE DESIGNATED REPRESENTATIVE UNDER SECTION 15 BELOW, YOUR DESIGNATED REPRESENTATIVE IS REP NAME WHOSE ADDRESS IS REP ADDRESS.

     D. D. "OPENING DATE" IS THE DATE ON WHICH YOU BEGIN TO RENT SLEEPING ROOMS TO THE PUBLIC AT THE HOTEL UNDER THIS AGREEMENT.

     E. E. "GROSS ROOM REVENUES" ARE REVENUES FROM THE RENTAL, SALE, USE OR OCCUPANCY OF SLEEPING ROOMS AND MEETING ROOMS AT THE HOTEL, INCLUDING CASH AND CREDIT TRANSACTIONS, WHETHER OR NOT COLLECTED BY YOU. GROSS ROOM REVENUES DOES NOT INCLUDE TAXES REQUIRED BY LAW, REVENUES FROM TELEPHONE CALLS, VENDING MACHINES, ROOM SERVICE OR FOOD AND BEVERAGES SALES.

     F. F. "HOTEL GOODS" ARE ALL FURNITURE, FIXTURES, EQUIPMENT, SIGNS AND SUPPLIES USED IN THE HOTEL CONSTRUCTION AND OPERATION.

     G. G. "MARKS" ARE THE TRADEMARKS, TRADE NAMES, SERVICE MARKS AND LOGOS [____________________________________________________________________
          _____________________________________________________________________
          _______], AND THE RELATED LOGO, INCLUDING DESIGNS, STYLIZED LETTERS, AND COLORS THAT WE PERMIT YOU TO USE AT THE HOTEL AND IN ADVERTISING FOR THE HOTEL.

     H. H. "MANUALS" ARE OUR PUBLISHED MATERIALS CONTAINING, AMONG OTHER THINGS, OUR STANDARDS, REQUIREMENTS AND RECOMMENDATIONS FOR CONSTRUCTING,. EQUIPPING, FURNISHING, SUPPLYING, OPERATING, MAINTAINING AND MARKETING THE HOTEL.

     I. I. RULES AND REGULATIONS" ARE OUR PUBLISHED MATERIALS CONTAINING, AMONG OTHER THINGS, OUR STANDARDS AND REQUIREMENTS FOR CONSTRUCTING, EQUIPPING, FURNISHING, SUPPLYING, OPERATING, MAINTAINING AND MARKETING THE HOTEL.

II.  2.   Grant of License. We grant to you a non-exclusive license to use the
System and the marks [________] and [_____________] in operating the Hotel.

III. 3.   Term. The term of this Agreement ("Term") is from the date this
Agreement is signed by both parties to the date [20] years after the Opening
Date.

IV.  4.   Fees and Reports.

     A.   A. ROYALTY FEE. BEGINNING ON THE OPENING DATE, YOU WILL PAY US A
             -----------
          ROYALTY FEE OF [__%] OF YOUR GROSS ROOM REVENUES EACH MONTH DURING THE TERM AS SET FORTH IN EXHIBIT [__] ATTACHED HERETO.

     B.   B.  MARKETING FEE. BEGINNING ON THE OPENING DATE, YOU WILL PAY US A
              -------------
          MARKETING FEE OF [__%] OF YOUR GROSS ROOM REVENUES EACH MONTH DURING THE TERM AS SET FORTH IN EXHIBIT [__] ATTACHED HERETO. [WE MAY INCREASE THE MARKETING FEE FOR INCREASES IN INFLATION OR COSTS OF ADVERTISING, PUBLICITY, PUBLIC RELATIONS, OR MARKETING SO LONG AS ANY MARKETING FEE INCREASES APPLY TO ALL OR MOST OF THE U.S. HOTELS IN THE SYSTEM UNLESS WE GET YOUR APPROVAL TO A GREATER AMOUNT.]

     C.   C.  RESERVATION FEE. BEGINNING ON THE OPENING DATE, YOU WILL PAY US A
              ---------------
          RESERVATION FEE OF [__%] OF YOUR GROSS ROOM REVENUES EACH MONTH DURING THE TERM AS SET FORTH IN EXHIBIT [__] ATTACHED HERETO. [WE MAY INCREASE THE RESERVATION FEE FOR INCREASES IN INFLATION OR OTHER COSTS SO LONG AS ANY RESERVATION FEE INCREASES APPLY TO ALL OR MOST OF THE U.S. HOTELS IN THE SYSTEM UNLESS WE GET YOUR APPROVAL TO A GREATER AMOUNT.]

     D.   D.  PAYMENTS AND REPORTS. WITHIN 10 DAYS AFTER THE END OF EACH
              --------------------
          CALENDAR MONTH, YOU WILL SEND US A STATEMENT (IN A FORM THAT WE REQUIRE) SHOWING THE HOTEL'S GROSS ROOM REVENUES, OCCUPANCY AND OTHER RELATED-INFORMATION THAT WE REQUEST. YOU WILL CERTIFY THAT YOUR REPORTS ARE TRUE AND ACCURATE. WE WILL BILL YOU FOR AMOUNTS DUE ON OR ABOUT THE 15TH DAY OF EACH MONTH, AND YOU WILL PAY US THOSE AMOUNTS BY THE FIRST DAY OF THE FOLLOWING MONTH. YOU WILL PARTICIPATE IN COMPUTERIZED INFORMATION REPORTING PROGRAMS AND ELECTRONIC FUND PAYMENT PROGRAMS THAT WE MAY ADOPT FOR USE BY HOTELS IN THE SYSTEM. YOU MAY NEED TO BUY COMPUTER HARDWARE AND RELATED TELEPHONE SERVICES TO PARTICIPATE IN SUCH PROGRAMS. IF YOU DO NOT TIMELY SEND US THE REQUIRED REPORTS:

          1. 1. WE WILL ESTIMATE YOUR GROSS ROOM REVENUES FOR INTERIM BILLING PURPOSES; AND

          2. 2. YOU WILL BE IN BREACH OF THE AGREEMENT AND MUST PAY US A LATE CHARGE OF 1.5% OF YOUR PREVIOUS MONTH'S ROYALTY FEE, BUT NOT LESS THAN $50.

          We will consider interim bills accurate until we receive your late monthly reports.

     E.   E.  ANNUAL REPORTS. IF WE REQUEST, YOU WILL SEND US A PROFIT AND LOSS
              --------------
          STATEMENT FOR THE HOTEL FOR THE PRIOR FISCAL YEAR IN A FORM MEETING OUR RULES AND REGULATIONS. YOU WILL CERTIFY THAT THIS ANNUAL STATEMENT IS ACCURATE, COMPLETE AND TRUE.

     F.   F.  KEEPING RECORDS. YOU WILL KEEP AT THE HOTEL OR, IF YOU NOTIFY US
              ---------------
          IN WRITING, YOUR PRINCIPAL PLACE OF BUSINESS, FOR AT LEAST 3 YEARS, ACCURATE HOTEL ACCOUNTS, BOOKS, RECORDS AND DATA, INCLUDING INFORMATION ON HOTEL ROOM RENTALS, GROSS ROOM REVENUES AND PROFITABILITY ("HOTEL DATA"). YOU WILL ALLOW US TO EXAMINE, AUDIT, AND COPY THE HOTEL DATA DURING YOUR NORMAL BUSINESS HOURS. IF WE REQUEST IN WRITING, YOU WILL SEND US COPIES OF THE HOTEL DATA. IF WE FIND, BY AN AUDIT OF THE HOTEL DATA, THAT YOU UNDERPAID ANY FEES DUE US UNDER THIS AGREEMENT, YOU MUST PAY US ALL UNDERPAID AMOUNTS, PLUS INTEREST AT THE RATE IN SECTION 4.G BELOW. IF YOU UNDERPAID US BY MORE THAN 5% OF FEES PAYABLE DURING THE PERIOD OF THIS AUDIT, YOU MUST ALSO PAY THE REASONABLE COSTS OF THE AUDIT.

     G.   G.  INTEREST. YOU WILL PAY US INTEREST ON AMOUNTS NOT PAID ON TIME AT
              --------
          THE RATE OF 1.5% PER MONTH OR PORTION OF THAT MONTH, BUT NOT MORE THAN THE MAXIMUM INTEREST RATE PERMITTED BY APPLICABLE LAWS.

V.   5.   Our Duties.  We will:

     A. A. LOAN TO YOU ONE COPY OF THE CURRENT MANUALS AND OF THE RULES AND REGULATIONS. THESE ARE OUR PROPERTY AND WE MAY CHANGE THEM PERIODICALLY;

     B. B. PROVIDE TO YOU AND UP TO TWO HOTEL EMPLOYEES AN INITIAL ORIENTATION PROGRAM. YOU PAY THE COSTS OF TUITION, TRAVEL EXPENSES AND LIVING EXPENSES FOR THIS PROGRAM;

     C. C. PERIODICALLY INSPECT THE HOTEL, EVALUATE YOUR COMPLIANCE WITH THIS AGREEMENT AND THE RULES AND REGULATIONS, AND ADVISE YOU ON CHANGES NECESSARY TO BRING THE HOTEL INTO SYSTEM COMPLIANCE;

     D. D. USE THE MARKETING FEE RECEIVED FROM YOU AND OTHER FRANCHISEES USING THE SAME BRAND, FOR ADVERTISING, PROMOTION, PUBLICITY, MARKETING RESEARCH, SYSTEM PROGRAMS AND RELATED ACTIVITIES. WE WILL PUBLISH AND DISTRIBUTE TO THE TRAVELING PUBLIC A DIRECTORY OF ALL SYSTEM HOTELS IN GOOD STANDING;

     E. E. USE THE RESERVATION FEE RECEIVED FROM YOU AND OTHER FRANCHISEES USING THE SAME BRAND, FOR ADVANCE RESERVATION SERVICES FOR YOUR HOTEL AND OTHER HOTELS WHICH BELONG TO THE SYSTEM (AND, IF WE CHOOSE TO DO SO, FOR OTHER HOTEL SYSTEMS THAT WE OR OUR AFFILIATES OPERATE); AND

     F. F. MAINTAIN IN CONFIDENCE ALL INFORMATION YOU PROVIDE US ABOUT THE HOTEL'S OPERATIONS AND PROFITABILITY.

VI.  6.   Your Duties. After the Opening Date, you will:

     A. A. OPERATE THE HOTEL ACCORDING TO THE AGREEMENT AND THE RULES AND REGULATIONS. YOU MUST KEEP CURRENT YOUR COPY OF THE MANUALS AND OF THE RULES AND REGULATIONS AND COMPLY WITH ANY CHANGES THAT WE MAKE IN THE RULES AND REGULATIONS. IF A DISPUTE ARISES, OUR COPY OF THE MANUALS OR RULES AND REGULATIONS WILL CONTROL. YOU MAY NOT SHARE THE CONFIDENTIAL INFORMATION IN THE MANUALS OR THE RULES AND REGULATIONS EXCEPT WITH AUTHORIZED EMPLOYEES;

     B. B. OPERATE THE HOTEL EXCLUSIVELY UNDER THE MARKS, AS NOTED IN SECTION 7 BELOW;

     C. C. MAINTAIN THE HOTEL INTERIOR AND EXTERIOR, INCLUDING PARKING AREAS OR FOOD AND BEVERAGE FACILITIES LOCATED AT THE LOCATION (WHETHER OPERATED BY YOU OR BY A THIRD PARTY UNDER A LEASE OR OTHER AGREEMENT WITH YOU), IN A CLEAN, SOUND, AND ATTRACTIVE CONDITION AND IN GOOD REPAIR AT ALL TIMES, REPAIRING, CLEANING, REDECORATING, REPAINTING, AND REPLACING OBSOLETE OR OUTDATED SIGNS, EQUIPMENT, FURNISHINGS, AND FIXTURES AND TAKING CORRECTIVE ACTION NECESSARY TO COMPLY WITH THE RULES AND REGULATIONS;

     D. D. MAINTAIN AND ONLY USE HOTEL GOODS DESCRIBED IN THE RULES, AND REGULATIONS AND WHICH MEET OUR SPECIFICATIONS;

     E. E. USE IN THE HOTEL STATIONERY, BUSINESS CARDS, MARKETING MATERIALS, ADVERTISING MATERIALS, PRINTED MATERIALS AND FORMS DESCRIBED IN THE RULES AND REGULATIONS AND WHICH MEET OUR SPECIFICATIONS;

     F. F. NOT PERMIT THE HOTEL TO BE USED FOR ANY PURPOSE OR ACTIVITY NOT CONTEMPLATED IN THIS AGREEMENT WITHOUT OUR WRITTEN CONSENT;

     G. G. SEND THE HOTEL GENERAL MANAGER(S), AT YOUR EXPENSE, TO OUR ORIENTATION AND TRAINING PROGRAMS;

     H. H. OBTAIN AND DISPLAY PROMINENTLY AT THE HOTEL, OUR APPROVED ILLUMINATED EXTERIOR SIGNS. YOU MUST MAINTAIN THESE EXTERIOR SIGNS IN GOOD WORKING ORDER AT ALL TIMES. IN DISPLAYING THE SIGNS, YOU ARE RESPONSIBLE FOR COMPLYING WITH ALL APPLICABLE LAWS OR REGULATIONS;

     I. I. OBTAIN, INSTALL AND MAINTAIN AT THE HOTEL OUR RECOMMENDED PROPERTY MANAGEMENT SYSTEM;

     J. J. ALLOW US TO ENTER THE HOTEL AT ANY REASONABLE TIME TO EVALUATE YOUR COMPLIANCE WITH THIS AGREEMENT. DURING OUR EVALUATION, YOU WILL ASSIST US OR OUR AGENT AND, SUBJECT TO AVAILABILITY, PROVIDE US WITH ONE FREE HOTEL SLEEPING ROOM FOR ONE NIGHT;

     K. K. SEND US PERIODICALLY YOUR HOTEL DESCRIPTION AND RATES THAT WE MAY INCLUDE IN DIRECTORIES THAT WE MAY PUBLISH. IF YOU DO NOT SEND US CHANGES BY THE DEADLINES WHICH ARE INDICATED, YOU WILL HONOR THE RATES AND DESCRIPTIVE INFORMATION ON RECORD;

     L. L. HONOR THE TERMS OF ANY DISCOUNT OR PROMOTIONAL PROGRAM THAT WE OFFER TO-THE PUBLIC ON YOUR BEHALF, AND ANY ROOM RATE QUOTED TO ANY GUEST AT THE TIME THE GUEST MAKES AN ADVANCE RESERVATION;

     M. M. PAY REASONABLE TRAVEL AGENT COMMISSIONS AS REQUIRED BY THE RULES AND REGULATIONS;

     N. N. USE YOUR BEST EFFORTS TO MAXIMIZE AND INCREASE HOTEL AND SYSTEM BUSINESS. IF YOU ARE UNABLE TO ACCOMMODATE A POTENTIAL GUEST, YOU WILL REFER THE GUEST TO OTHER SYSTEM HOTELS NEAR THE HOTEL. IF YOU REFER A GUEST TO A NON-SYSTEM HOTEL WHERE NEARBY SYSTEM HOTELS HAVE SPACE AVAILABLE, YOU MUST PAY US LIQUIDATED DAMAGES EQUAL TO THE AVERAGE ROOM RATE (GROSS ROOM REVENUES DIVIDED BY THE NUMBER OF ROOMS RENTED) FOR THE MONTH DURING WHICH THE VIOLATION OCCURRED;

     O. O. PARTICIPATE IN OUR ADVANCE RESERVATION SYSTEM, MAKING RESERVATIONS AND ACCEPTING RESERVATIONS USING REQUIRED EQUIPMENT, SOFTWARE AND PROCEDURES;

     P. P. NOT CHANGE THE HOTEL'S RENTABLE ROOMS BY MORE THAN 5% FROM THE ORIGINAL RENTABLE ROOM COUNT IN SECTION L.B OF THIS AGREEMENT WITHOUT RECEIVING OUR PRIOR WRITTEN CONSENT AND OBEYING OTHER RESTRICTIONS OF THIS AGREEMENT, AND NOTIFY US IN WRITING AND OBEY OTHER RESTRICTIONS IN THIS AGREEMENT IF YOU CHANGE THE RENTABLE ROOM COUNT BY 5% OR LESS FROM THE NUMBER STATED IN SECTION L.B; AND

     Q. Q. ADVERTISE AND PROMOTE THE HOTEL IN A WAY THAT MEETS OUR STANDARDS AND REQUIREMENTS.

VII. 7.   Marks.

     A. A. YOU WILL NOT CONTEST OUR RIGHTS TO THE CURRENT OR FUTURE SYSTEM AND MARKS, OR OUR RIGHT TO GRANT TO OTHERS USE OF THE MARKS;

     B. B. YOU MUST NOT INCLUDE THE MARKS OR ANY WORDS RESEMBLING THE MARKS IN YOUR NAME OR THE NAME OF ANY OF YOUR AFFILIATES, WHETHER A PARTNERSHIP, CORPORATION, JOINT VENTURE OR ANY OTHER TYPE OF BUSINESS ORGANIZATION;

     C. C. YOU UNDERSTAND THAT THE MARKS ARE AND WILL REMAIN OUR PROPERTY, AND THAT YOUR USE OF THE MARKS INURES TO OUR BENEFIT. YOU WILL IMMEDIATELY ASSIGN TO US ANY RIGHTS TO THE MARKS THAT YOU MAY GAIN THROUGH YOUR USE OF THE MARKS;

     D. D. IF YOU ARE REQUIRED BY LAW TO REGISTER THE MARKS, YOUR REGISTRATION APPLICATION MUST SPECIFY THAT YOU USE THE MARKS:

           1.  1.  ONLY AT THE HOTEL AND IN ADVERTISING FOR THE HOTEL;

           2.  2.  ONLY DURING THE TERM; AND

           3. 3. WITHOUT CLAIMING ANY PROPERTY RIGHT IN THE MARKS DURING OR AFTER THE TERM.

      E. E. YOU WILL NOT INTERFERE WITH OUR USE OR REGISTRATION OF THE MARKS, OR WITH USE OF THE MARKS BY OTHER HOTELS;

      F. F. YOU MUST PROMPTLY NOTIFY US OF ANY SUIT FILED OR DEMAND MADE AGAINST YOU CHALLENGING THE VALIDITY OF ANY OF THE MARKS ("MARK CLAIM"). WE AGREE TO PROTECT AND DEFEND YOU AGAINST A MARK CLAIM, AND TO DEFEND AND INDEMNIFY YOU AGAINST YOUR LOSS, COST OR EXPENSE RELATED TO THE MARK CLAIM. YOU MAY NOT SETTLE OR COMPROMISE A MARK CLAIM WITHOUT OUR PRIOR WRITTEN CONSENT. WE MAY DEFEND, COMPROMISE OR SETTLE A MARK CLAIM AT OUR EXPENSE, USING OUR ATTORNEYS, AND YOU MUST COOPERATE WITH US WITH THE DEFENSE. WE ARE NOT OBLIGATED TO DEFEND OR INDEMNIFY YOU IF THE MARK CLAIM AROSE BECAUSE YOU USED THE MARKS IN VIOLATION OF THIS AGREEMENT; AND

      G. G. YOU HAVE NO RIGHT TO SUBLICENSE ANYONE ELSE TO USE THE MARKS OR THE SYSTEM.

VIII. 8.   Future Additions. You may not begin constructing additional sleeping rooms or make substantial alterations to the Hotel without our prior written consent, which we are under no obligation to give. In order to apply for our consent, you must send us your construction plans and pay us an expansion fee for each additional sleeping room equal to the per-room charge under new franchises for this brand, but the expansion fee will be not less than $1,000. We will add the additional sleeping rooms to the Rentable Rooms, and include revenues from the additional sleeping rooms and any additional meeting rooms in calculating the Gross Room Revenues for determining fees due under this Agreement.

IX.   9.   Assignment.

      A.   A.   OUR ASSIGNMENT.  WE MAY ASSIGN ALL OR PART OF OUR RIGHTS OR
                --------------
           OBLIGATIONS UNDER THIS AGREEMENT TO ANY PERSON OR LEGAL ENTITY. WE ARE NOT RELIEVED OF OUR OBLIGATIONS UNDER THIS AGREEMENT BY ASSIGNING THE AGREEMENT.

      B.   B.   YOUR ASSIGNMENT.  YOUR RIGHTS AND DUTIES UNDER THIS AGREEMENT
                ---------------
           ARE PERSONAL TO YOU. WE GRANTED THIS AGREEMENT TO YOU IN RELIANCE ON YOUR BUSINESS SKILL, FINANCIAL CAPACITY AND PERSONAL CHARACTER. YOU MAY NOT SELL, ASSIGN, TRANSFER, OR OTHERWISE ENCUMBER ANY DIRECT OR INDIRECT INTEREST THAT YOU HAVE IN THE HOTEL, IN YOU, OR IN ANY RIGHTS OR OBLIGATIONS CREATED BY THIS AGREEMENT WITHOUT GIVING US AT LEAST 15 DAYS PRIOR WRITTEN NOTICE AND OBTAINING OUR PRIOR WRITTEN CONSENT. OUR CONSENT WILL NOT BE REQUIRED FOR A MORTGAGE, FOR A COLLATERAL ASSIGNMENT OF THE FRANCHISE AGREEMENT AS COLLATERAL FOR A MORTGAGE, OR FOR THE SALE OR TRANSFER BY ANY PARTY OF SECURITIES IN A PUBLICLY-TRADED CORPORATION OR ENTITY WHICH INDIVIDUALLY, OR IN THE AGGREGATE WITH OTHER SALES OR TRANSFERS BY A PARTY, CONSTITUTE THE SALE OR TRANSFER OF LESS THAN 5% OF THE OUTSTANDING CAPITAL STOCK OR OTHER EQUITY INTERESTS IN THE CORPORATION OR ENTITY. IF YOU ASSIGN OR TRANSFER THE HOTEL OR THIS AGREEMENT WITHOUT OUR WRITTEN CONSENT, YOU BREACH THIS AGREEMENT AND WE MAY TERMINATE THIS AGREEMENT.

      C.   C.   CONDITIONS FOR ASSIGNMENT: APPROVAL.  IF YOU WISH TO TRANSFER
                -------------------------
           YOUR INTEREST IN THE HOTEL OR YOUR CONTROLLING INTEREST IN YOU, OR IN THIS AGREEMENT, ALONE OR TOGETHER WITH OTHER PREVIOUS, SIMULTANEOUS, OR PROPOSED TRANSFERS, YOU MUST FIRST:

           1.   1.   SATISFY ALL OF YOUR ACCRUED MONETARY OBLIGATIONS AND ALL
                OTHER OUTSTANDING OBLIGATIONS TO US;

           2.   2.   CURE ANY DEFAULT OF THIS AGREEMENT (INCLUDING ANY
                AMENDMENTS) OR OF ANY OTHER AGREEMENT BETWEEN YOU AND US;

           3.   3.   EXECUTE A GENERAL RELEASE, IN A FORM THAT WE APPROVE, OF
                ANY AND ALL CLAIMS AGAINST US AND OUR OFFICERS, DIRECTORS, SHAREHOLDERS, AND EMPLOYEES; AND

           4.   4.   ENSURE THAT THE SUCCESSOR:

           a. (A) EXECUTES (AND, IF THE SUCCESSOR IS A CORPORATION OR PARTNERSHIP, THE BENEFICIAL OWNERS OF A CONTROLLING INTEREST IN THE SUCCESSOR AS WE REQUEST) THE THEN-CURRENT FORM OF AGREEMENT, FOR A TERM ENDING ON THE EXPIRATION DATE OF THIS AGREEMENT, WHICH WILL REPLACE AND MAY DIFFER FROM THIS AGREEMENT, INCLUDING A HIGHER ROYALTY FEE;

           b.   (B)  [PAYS US THE THEN-CURRENT AFFILIATION FEE;]

           c. (C) DEMONSTRATES, TO OUR SATISFACTION, THAT THE SUCCESSOR MEETS OUR STANDARDS, POSSESSES A GOOD BUSINESS REPUTATION AND CREDIT RATING, AND HAS THE ABILITY, FINANCIAL RESOURCES, AND CAPITAL TO SUCCESSFULLY OPERATE THE HOTEL;

           d. (D) AGREES IN WRITING TO UPGRADE THE HOTEL, AT SUCCESSOR'S EXPENSE AND WITHIN A SPECIFIED TIME, TO CONFORM TO OUR THEN-CURRENT STANDARDS AND SPECIFICATIONS;

           e. (E) ATTENDS, ALONG WITH THE SUCCESSOR'S GENERAL MANAGER OF THE HOTEL, OUR THEN CURRENT ORIENTATION PROGRAM; AND

           f.   (F)  OWNS THE ENTIRE LEASEHOLD OR FEE INTEREST IN THE HOTEL.

      D.   D.   TRANSFER ON DEATH OR MENTAL INCOMPETENCE. IF YOU OR ANY NATURAL
                ----------------------------------------
           PERSON IN YOUR ENTITY DIES OR BECOMES MENTALLY INCOMPETENT, THE EXECUTOR, ADMINISTRATOR, OR PERSONAL REPRESENTATIVE OF THAT PERSON MUST TRANSFER THAT PERSON'S HOTEL INTEREST (WITHIN 6 MONTHS AFTER DEATH OR MENTAL INCOMPETENCE) TO ONE OR MORE OF THE REMAINING PERSONS IN YOUR ENTITY (IF APPLICABLE) OR TO YOUR HEIRS THAT WE APPROVE. THIS TRANSFER AND TRANSFERS BY DEVISE OR INHERITANCE ARE SUBJECT TO THE SAME CONDITIONS APPLICABLE TO OTHER TRANSFERS. IN TRANSFERRING BY DEVISE OR INHERITANCE, HOWEVER, THE REPRESENTATIVE OR EXECUTOR MUST DISPOSE (WITHIN A REASONABLE TIME) OF THE INTEREST, SUBJECT TO THE TERMS OF THIS AGREEMENT, IF THE HEIRS OR BENEFICIARIES ARE UNABLE TO MEET THE CONDITIONS OF THIS AGREEMENT. EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, WE MAY TERMINATE THIS AGREEMENT IF THE INTEREST IS NOT DISPOSED OF WITHIN 6 MONTHS OF DEATH OR MENTAL INCOMPETENCE.

      E.   E.   NON-WAIVER OF CLAIMS.  IF WE CONSENT TO YOUR TRANSFER OF ANY
                --------------------
           INTEREST GRANTED UNDER THIS AGREEMENT, WE DO NOT:

           1.   1.   WAIVE CLAIMS THAT WE MAY HAVE AGAINST YOU, INCLUDING CLAIMS
                FOR INDEMNIFICATION; OR

           2.   2.   WAIVE OUR RIGHT TO DEMAND THAT YOU OR SUCCESSOR COMPLY WITH
                ANY SECTION OF THIS AGREEMENT OR WITH ANY SUBSEQUENT TRANSFER.

      F.   F.   CONTROLLING INTEREST.  FOR PURPOSES OF THIS AGREEMENT,
                --------------------
           "CONTROLLING INTEREST" INCLUDES ANY GENERAL PARTNER'S INTEREST IN A PARTNERSHIP ENTITY, THE OWNER(S) OF 50% OR MORE OF THE VOTING STOCK OF A CORPORATE ENTITY, AND THE OWNER(S) OF 50% OR MORE OF THE MEMBER'S INTERESTS IN A LIMITED LIABILITY COMPANY.

X.    10.  Default and Termination.

      A.   A.   TERMINATION BY YOU.  IF WE DEFAULT IN OUR MATERIAL OBLIGATIONS
                ------------------
           UNDER THIS AGREEMENT, YOU MAY TERMINATE THIS AGREEMENT ONLY IF WE DO NOT CURE THOSE DEFAULTS WITHIN 30 DAYS FROM RECEIVING YOUR WRITTEN NOTICE.

      B.   B.   TERMINATION BY US.
                -----------------

      1.   1.   TERMINATION WITH NOTICE.  WE MAY TERMINATE THIS AGREEMENT,
                -----------------------
           EFFECTIVE ON THE DATE SPECIFIED IN OUR NOTICE (OR THE EARLIEST DATE PERMITTED BY LAW), IF YOU:

           a. (A) DO NOT SEND US CONSTRUCTION PROGRESS REPORTS WHEN DUE OR WITHIN 10 DAYS OF OUR NOTICE OF DEFAULT TO YOU;

           b. (B) DO NOT PAY US FEES OR OTHER AMOUNTS DUE UNDER THIS AGREEMENT WHEN DUE OR WITHIN 10 DAYS OF OUR NOTICE OF DEFAULT TO YOU;

           c. (C) DO NOT BEGIN CONSTRUCTION OF THE HOTEL ON TIME OR, ONCE BEGUN, DO NOT CONTINUE WITHOUT INTERRUPTIONS THE CONSTRUCTION OF THE HOTEL OR RENOVATIONS TO THE HOTEL;

           d. (D) DO NOT SEND US MONTHLY REPORTS WHEN DUE OR WITHIN 1 0 DAYS OF OUR NOTICE OF DEFAULT TO YOU;

           e. (E) DO NOT CURE FULLY ANY OTHER BREACH OF YOUR OBLIGATIONS OR WARRANTIES UNDER THIS AGREEMENT WITHIN 30 DAYS OF OUR NOTICE OF DEFAULT TO YOU;

           f. (F) MATERIALLY BREACH ANY OTHER AGREEMENT WITH US OR OUR AFFILIATES, OR ANY MORTGAGE, DEED OF TRUST OR LEASE COVERING THE HOTEL, UNLESS CURED WITHIN ANY APPLICABLE NOTICE OR GRACE PERIODS CONTAINED IN THOSE DOCUMENTS; OR

           g. (G) RECEIVE 2 OR MORE NOTICES OF DEFAULT UNDER THIS AGREEMENT FOR THE SAME OR A SIMILAR CAUSE OR REASON IN ANY CONSECUTIVE 12 MONTH PERIOD, WHETHER OR NOT CURED.

      If the validity of the termination of this Agreement is disputed, either party may introduce evidence of a breach of this Agreement or evidence of any claim associated with the Hotel, including any facilities that are managed by others at the Hotel, even if not contained in the default notice.

      2.   2.   IMMEDIATE TERMINATION EFFECTIVE ON NOTICE. WE MAY TERMINATE THIS
                -----------------------------------------
           AGREEMENT IMMEDIATELY, WITHOUT GIVING YOU AN OPPORTUNITY TO CURE
           THE DEFAULT, IF:

           a.   (A)  YOU STOP INDEFINITELY CONSTRUCTION OF THE HOTEL;

           b. (B) THERE IS AN IMMINENT THREAT OR DANGER TO PUBLIC HEALTH OR SAFETY RESULTING FROM HOTEL CONSTRUCTION, MAINTENANCE, OR OPERATION;

           c. (C) YOU STOP OPERATING THE HOTEL AS PART OF THE SYSTEM, YOU ABANDON THE HOTEL OR THE LOCATION, YOU LOSE THE RIGHT TO POSSESS THE HOTEL, OR YOU FORFEIT THE RIGHT TO DO OR TRANSACT BUSINESS IN THE JURISDICTION IN WHICH THE HOTEL IS LOCATED;

           d. (D) YOU (OR A BENEFICIAL OWNER OF YOU) ARE CONVICTED OF A FELONY, A FRAUD, A CRIME INVOLVING MORAL TURPITUDE OR ANY OTHER CRIME OR OFFENSE THAT WE BELIEVE IS LIKELY TO HAVE AN ADVERSE EFFECT ON THE SYSTEM, THE MARKS, OUR GOODWILL, OR OUR INTEREST IN THIS AGREEMENT;

           e. (E) YOU (OR A BENEFICIAL OWNER OF YOU) TRANSFER OR PURPORTS TO TRANSFER ANY RIGHTS OR OBLIGATIONS UNDER THIS AGREEMENT OR ANY CONTROLLING INTEREST IN YOU WITHOUT OUR PRIOR WRITTEN CONSENT;

           f. (F) YOU KNOWINGLY MAINTAIN FALSE BOOKS OR RECORDS, SEND US FALSE REPORTS, OR MAKE ANY MATERIALLY FALSE STATEMENT IN YOUR FRANCHISE APPLICATION;

           g.   (G)  YOU DO NOT OPEN THE HOTEL TO THE PUBLIC AS PART OF THE
                SYSTEM;

           h. (H) YOU DO NOT BUY, MAINTAIN OR SEND US EVIDENCE OF INSURANCE REQUIRED IN THIS AGREEMENT; OR

           i. (I) YOU BECOME INSOLVENT OR MAKE A GENERAL ASSIGNMENT FOR THE BENEFIT OF CREDITORS; YOU FILE A PETITION IN BANKRUPTCY OR A PETITION IS FILED AGAINST YOU AND YOU DO NOT OPPOSE IT; YOU ARE JUDGED BANKRUPT OR INSOLVENT; YOU FILE OR CONSENT TO A BILL IN EQUITY OR OTHER PROCEEDING FOR THE APPOINTMENT OF A RECEIVER OR OTHER CUSTODIAN FOR YOUR BUSINESS OR ASSETS; A RECEIVER OR OTHER CUSTODIAN (PERMANENT OR TEMPORARY) OF YOUR ASSETS OR PROPERTY IS APPOINTED BY ANY COURT OF COMPETENT JURISDICTION; A FINAL JUDGMENT REMAINS UNSATISFIED OR OF RECORD FOR 30 DAYS OR LONGER (UNLESS A SUPERSEDEAS BOND IS FILED); OR THE HOTEL REAL OR PERSONAL PROPERTY WILL BE SOLD AFTER LEVY BY ANY SHERIFF, MARSHAL, OR CONSTABLE.

   C.  C.  SUSPENSION OF FRANCHISE RIGHTS.  WHEN YOU BREACH YOUR MATERIAL
           ------------------------------
       OBLIGATIONS REQUIRED BY THIS AGREEMENT, WE MAY, WITHIN 10 DAYS OF OUR WRITTEN NOTICE (OR LONGER TIME REQUIRED BY LAW):

       1.  1.   SUSPEND ANY OR ALL SERVICES TO YOU, OR

       2.  2.   SUSPEND YOUR RIGHT TO USE THE MARKS.

       We will reinstate this Agreement, the suspended services or the right to use the Marks if you cure your default before the Agreement terminates and if we determine that reinstatement would not cause a substantial loss of goodwill. If we suspend services or your right to use the Marks, we may use other remedies, including termination of this Agreement after the appropriate time to cure has lapsed.

   D.  D.  OUR REMEDIES.
           ------------

       1.  1.   WHENEVER THIS AGREEMENT IS TERMINATED, WE WILL REMOVE THE HOTEL
           FROM DIRECTORIES AND ADVERTISING AND DISCONNECT THE HOTEL FROM THE ADVANCE RESERVATIONS SYSTEM.

       2.  2.   IF WE TERMINATE THIS AGREEMENT BEFORE THE OPENING DATE DUE TO
           YOUR DEFAULT, YOU WILL PAY US, AS LIQUIDATED DAMAGES FOR THE PREMATURE TERMINATION AND NOT AS A PENALTY, THE PRODUCT OF THE RENTABLE ROOMS MULTIPLIED BY $3,000.

       3.  3.   IF WE TERMINATE THIS AGREEMENT ON OR AFTER THE OPENING DATE DUE
           TO YOUR DEFAULT, YOU WILL PAY US, WITHIN 30 DAYS AFTER TERMINATION, AS LIQUIDATED DAMAGES AND NOT AS A PENALTY, THE PRODUCT OF:

                (1)  (I)    THE AVERAGE MONTHLY GROSS ROOM REVENUES DURING THE
                     PRIOR 12 FULL CALENDAR MONTHS (OR THE SHORTER TIME THAT THE HOTEL HAS BEEN IN THE SYSTEM), MULTIPLIED BY

                (2)  (II)   THE ROYALTY FEE PAYABLE IN THE REMAINING
                     MONTHS, MULTIPLIED BY

                (3) (III) THE NUMBER OF MONTHS UNTIL THE NEXT DATE ON WHICH YOU COULD HAVE TERMINATED THIS AGREEMENT WITHOUT A PENALTY ("REMAINING MONTHS"), NOT TO EXCEED 60 MONTHS.

       However, the product of (i) multiplied by (ii) will not be less than the product of $40.00 multiplied by the Rentable Rooms. We may also seek equitable relief to collect amounts accrued before termination, or to enforce survival of indemnification by you. You understand that the injury to us caused by your breach is difficult or impossible to accurately estimate, and that the above method of computation of liquidated damages constitutes a reasonable estimate of our probable loss from your breach.

       You will also pay us any applicable taxes assessed on the payment of liquidated damages.

XI. 11. Obligations on Termination. On termination of this Agreement for any reason, you must, at your expense:

      A. A. IMMEDIATELY DISCONTINUE ANY AND ALL USE OF THE MARKS, OR ANY WORD OR MARK SIMILAR TO THE MARKS, AND REFRAIN FROM IDENTIFYING THE HOTEL AS A [LODGING BRAND NAME] HOTEL OR A FORMER [LODGING BRAND NAME] HOTEL. IF YOU DO NOT DISCONTINUE USE OF THE MARKS, WE WILL SEEK INJUNCTIVE AND EQUITABLE RELIEF FOR YOUR INFRINGEMENT. YOU AGREE THAT YOU WILL WAIVE, TO THE MAXIMUM EXTENT, ANY BOND REQUIRED WITH THE ISSUANCE OF ANY INJUNCTION, AND THAT IF A BOND IS REQUIRED, IT WILL NOT EXCEED $1,000;

      B. B. CANCEL ANY ASSUMED NAME OR SIMILAR REGISTRATION CONTAINING THE MARKS OR ANY VARIATION OR PORTION OF THE MARKS, AND FURNISH US WITH EVIDENCE SHOWING THAT YOU COMPLIED WITH THIS OBLIGATION WITHIN 30 DAYS AFTER TERMINATION OR EXPIRATION OF THE AGREEMENT;

      C. C. PROMPTLY PAY ALL SUMS OWING TO US AND OUR SUBSIDIARIES OR AFFILIATES, AND ALL DAMAGES, COSTS, AND EXPENSES, INCLUDING REASONABLE ATTORNEY'S FEES, THAT WE INCUR AS A RESULT OF YOUR DEFAULT, INCLUDING OUTSTANDING ROYALTY FEES, MARKETING FEES, RESERVATIONS FEES AND ANY LIQUIDATED DAMAGES DUE UNDER THIS AGREEMENT;

      D. D. PAY US ALL DAMAGES, COSTS AND EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, THAT WE INCUR AFTER THE TERMINATION OR EXPIRATION OF THE TERM IN OBTAINING INJUNCTIVE OR OTHER RELIEF FOR THE ENFORCEMENT OF ANY SECTION OF THIS AGREEMENT;

      E. E. IMMEDIATELY SEND US ALL ORIGINALS AND COPIES OF MANUALS, THE RULES AND REGULATIONS, RECORDS, FILES, INSTRUCTIONS, CORRESPONDENCE AND ALL OTHER MATERIALS THAT WE PROVIDED TO YOU. EXCEPT FOR YOUR COPY OF THIS AGREEMENT AND OTHER DOCUMENTS WHICH YOU REASONABLY NEED TO COMPLY WITH THE LAW, YOU MAY NOT RETAIN ANY MATERIAL THAT WE GAVE YOU DURING THE TERM; AND

      F. F. THE OBLIGATIONS IN THIS SECTION WILL SURVIVE THE TERMINATION OF THIS AGREEMENT.

XII.  12.  Insurance.

A.   A.   BEGINNING ON THE OPENING DATE AND FOR THE REST OF THE TERM, YOU MUST
     PURCHASE AND MAINTAIN, AT YOUR EXPENSE, THE FOLLOWING INSURANCE COVERAGES:

            1. 1. ALL-RISK PHYSICAL DAMAGE COVERAGE, INSURING THE HOTEL FOR AN AMOUNT NOT LESS THAN 80% OF ITS REPLACEMENT COST, AND FULL COVERAGE FOR 12 MONTHS OF BUSINESS INTERRUPTION. IF THE HOTEL IS DAMAGED OR DESTROYED, UNLESS A MORTGAGEE REQUIRES OTHERWISE, THE PROCEEDS OF ANY INSURANCE WILL BE USED TO REPAIR OR RESTORE THE HOTEL IN ACCORDANCE WITH YOUR PLANS THAT WE APPROVE. YOUR INSURANCE MUST CONTAIN A WAIVER OF SUBROGATION IN OUR FAVOR AND THE FAVOR OF THE ADDITIONAL INSUREDS;

            2. 2. COMMERCIAL AUTOMOBILE AND COMPREHENSIVE GENERAL LIABILITY INSURANCE POLICIES WRITTEN ON AN OCCURRENCE FORM PROTECTING YOU AS THE NAMED INSURED AND NAMING US AND OUR AFFILIATES AND SUBSIDIARIES THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS AND EMPLOYEES ("ADDITIONAL INSUREDS") AS ADDITIONAL INSUREDS FROM AND AGAINST ALL TYPES OF LIABILITIES, INCLUDING PERSONAL INJURY AND PROPERTY DAMAGE OF ANY NATURE, TOGETHER WITH THE COSTS AND EXPENSES OF THE DEFENSE AND/OR ADJUSTMENT OF INJURY OR DAMAGE, WITHOUT EXCEPTION, FROM OR IN ANY WAY RELATED TO ANY OPERATION OR ACTIVITY CONDUCTED UNDER THIS AGREEMENT AND/OR OF THE HOTEL, INCLUDING ADJACENT AREAS LIKE PARKING LOTS, RESTAURANTS, BARS. YOUR AUTOMOBILE LIABILITY POLICY MUST COVER OWNED, HIRED AND NON-OWNED VEHICLES. THE POLICIES DESCRIBED IN THIS SECTION AND
                 SECTION 12.A. 1 MUST APPLY TO LAWSUITS OR ACTIONS BROUGHT ANYWHERE IN THE WORLD. THESE POLICIES MUST PROVIDE LIMITS PER LOCATION OF NOT LESS THAN $5,000,000 ($10,000,000 IF THE HOTEL HAS 6 OR MORE STORIES) PER OCCURRENCE AND MUST BE ACCOMPANIED BY WAIVER OF SUBROGATION. YOU MAY MEET THE REQUIRED TOTAL MINIMUM LIMITS THROUGH A COMBINATION OF PRIMARY AND UMBRELLA POLICIES;

            3. 3. COMPREHENSIVE GENERAL LIABILITY WRITTEN ON AN OCCURRENCE FORM WHICH IS PRIMARY TO ANY COVERAGE THAT WE MAINTAIN AND WHICH INCLUDES, WITHOUT LIMITATION, BROAD FORM CONTRACTUAL, PRODUCTS AND COMPLETED OPERATIONS, INDEPENDENT CONTRACTORS, PERSONAL INJURY, BROAD FORM PROPERTY DAMAGE, EXTENDED BODILY INJURY AND HOST LIQUOR LIABILITY. IN ADDITION, IF ALCOHOLIC BEVERAGES ARE SOLD AT THE HOTEL, YOU MUST PURCHASE AND MAINTAIN DRAM SHOP/LIQUOR LIABILITY INSURANCE WITH LIMITS OF NOT LESS THAN $5,000,000 PER OCCURRENCE; AND

            4. 4. STATUTORY WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE WITH MINIMUM EMPLOYERS LIABILITY LIMITS OF $100,000 BY ACCIDENT AND $100,000 BY DISEASE;

       B.   B.   WE MAY CHANGE THE ABOVE INSURANCE COVERAGE REQUIREMENTS DURING
            THE TERM BY GIVING YOU AT LEAST 30 DAYS NOTICE OF THE CHANGE. YOU MUST COMPLY WITH OUR DIRECTIONS, AT YOUR EXPENSE, AND DELIVER US EVIDENCE OF YOUR COMPLIANCE WITHIN 30 DAYS OF OUR NOTICE OF THE CHANGE;

       C.   C.   YOU MUST PLACE YOUR INSURANCE WITH AN INSURANCE COMPANY OR
            COMPANIES REASONABLY ACCEPTABLE TO US. ALL INSURANCE REQUIRED WILL BE SPECIFICALLY ENDORSED TO PROVIDE THAT THE COVERAGE WILL BE PRIMARY AND THAT ANY INSURANCE CARRIED BY ADDITIONAL INSUREDS WILL BE EXCESS AND NON-CONTRIBUTORY. IF WE REQUEST, YOU WILL SEND US COMPLETE COPIES OF ALL OR ANY INSURANCE POLICIES;

       D.   D.   YOU MUST SEND US, AT LEAST 10 DAYS BEFORE THE OPENING DATE (OR
            THE CONSTRUCTION START IF APPLICABLE), CERTIFICATES OF INSURANCE INDICATING YOUR UNIT NUMBER, THE HOTEL NAME AND ADDRESS, THE ADDITIONAL INSUREDS, AND EVIDENCE THAT THE INSURANCE PREMIUMS HAVE BEEN PAID. YOU MUST ALSO PROVIDE US WITH EVIDENCE OF RENEWAL BEFORE THE EXPIRATION DATE OF INSURANCE. EACH POLICY AND CERTIFICATE OF INSURANCE MUST INCLUDE A STATEMENT BY THE INSURER THAT THE POLICY WILL NOT BE CANCELLED, REDUCED IN COVERAGE, OR OTHERWISE ALTERED WITHOUT 30 DAYS ADVANCE WRITTEN NOTICE TO US;

       E.   E.   IF YOU DO NOT COMPLY WITH THIS SECTION, WE MAY, WITHOUT NOTICE,
            IN ADDITION TO OTHER RIGHTS AND REMEDIES WHICH WE MAY HAVE, IMMEDIATELY TERMINATE THIS AGREEMENT; AND

       F.   F.   YOUR PURCHASE AND MAINTENANCE OF INSURANCE AND YOUR PERFORMANCE
            OF YOUR OBLIGATIONS UNDER THIS AGREEMENT WILL NOT RELIEVE YOU OF YOUR OBLIGATION TO INDEMNIFY US. WE DO NOT REPRESENT THAT THE ABOVE INSURANCE COVERAGE WILL INSURE YOU AGAINST ANY OR ALL INSURABLE RISKS FROM OR WITH THE HOTEL.

XIII. 13. Indemnification. You must defend, indemnify and hold harmless us, our affiliates and subsidiaries, their respective officers, directors, agents and employees from any loss, cost, damage, expense and liability, including reasonable attorneys' fees and any court costs, by reason of damage or loss, including personal injury, of any nature, from or connected with the Hotel construction, or operation, or any facilities that are managed by others in the Hotel, or out of, or as a result of, your (or your agent's or employee's) error, omission, act or failure, even where our own negligence is alleged, except where the loss, costs, damage, expense or liability is proximately caused by the gross negligence of us or our officers, directors, agents or employees. You must reimburse us for any amounts we reasonably spend, including attorneys' fees and court costs, to protect us or our affiliates and subsidiaries, or our officers, directors, agents and employees of each, from or to remedy, your defaults under this Agreement or claims arising out of your operation of the Hotel.

XIV.  14.   Casualty. If the Hotel is damaged by fire or other casualty, you must promptly repair the damage. If the damage or repair requires closing the Hotel, you must immediately notify us, begin reconstruction within 4 months after closing and in accordance with the Rules and Regulations, and reopen the Hotel for continuous business operations as soon as practicable (but in any event within 12 months after the Hotel closing), sending us at least 30 days prior written notice of the date of reopening. We will extend the Term of the Franchise Agreement by the number of days between the date of closing and the date of reopening. If your insurance proceeds are not available to repair or rebuild the Hotel and if you notify us within 4 months after closing, we will terminate this Agreement without penalty to either party.

XV.  15.    Notices. All notices required or permitted under this Agreement must be in writing and, until a different address has been designated by written notice to the other party, must be personally delivered or mailed by registered or certified mail, return receipt requested, or by a nationally recognized courier service, to us at Choice Hotels Franchising, Inc., 10750 Columbia Pike, Silver Spring, Maryland 20901, Attention General Counsel, and to you at the Designated Representative's address above. The Designated Representative is authorized to receive our written notices to you. Any notice by registered or certified mail or by courier service is deemed given and received at the date and time of mailing. You may change the Designated Representative by written notice to us.

XVI. 16.    Business  Relationship.

     A.     A.  YOU AGREE THAT:

            1. 1. THIS AGREEMENT DOES NOT CREATE A FIDUCIARY RELATIONSHIP BETWEEN YOU AND US;

            2. 2. YOU ARE AN INDEPENDENT CONTRACTOR. NOTHING IN THIS AGREEMENT IS INTENDED TO MAKE EITHER PARTY AN AGENT, LEGAL REPRESENTATIVE, SUBSIDIARY, JOINT VENTURER, PARTNER, EMPLOYEE, INDEPENDENT CONTRACTOR OR SERVANT OF THE OTHER (EXCEPT THAT WE ARE ACTING AS YOUR AGENT WHEN MAKING RESERVATIONS FOR YOUR HOTEL);

            3. 3. YOU ARE NOT AUTHORIZED TO MAKE ANY CONTRACT, AGREEMENT, WARRANTY, OR REPRESENTATION ON OUR BEHALF, OR TO INCUR ANY DEBT OR OTHER OBLIGATION IN OUR NAME; AND

            4. 4. YOU WILL NOT REPRESENT IN ANY PROPOSED FINANCING AGREEMENT OR TO ANY PROPOSED LENDER OR PARTICIPANT IN A PUBLIC OR PRIVATE INVESTMENT OFFERING THAT WE OR ANY OF OUR AFFILIATES IS, OR WILL BECOME, RESPONSIBLE FOR YOUR OBLIGATION UNDER THE FINANCING AGREEMENT, NOR THAT WE ARE, OR WILL BE, PARTICIPATING IN A PRIVATE OR PUBLIC INVESTMENT OFFERING. BEFORE YOU DISTRIBUTE A PROSPECTUS OF YOUR INTENDED PRIVATE OR PUBLIC OFFERING, YOU MUST SEND US A COPY FOR OUR PRIOR WRITTEN APPROVAL, NOT TO BE UNREASONABLY WITHHELD.

     B. B. DURING THE TERM OF THIS AGREEMENT, YOU WILL HOLD YOURSELF OUT TO THE PUBLIC AS AN INDEPENDENT CONTRACTOR CONSTRUCTING AND OPERATING THE HOTEL UNDER AN AGREEMENT WITH US. YOU MAY NOT USE ALL OR A PORTION OF THE MARKS IN YOUR CORPORATE OR PARTNERSHIP NAME.

     C. C. NEITHER PARTY ASSUMES LIABILITY FOR, OR WILL BE DEEMED LIABLE AS A RESULT OF ACTION OR OMISSION OF THE OTHER PARTY, OR ANY CLAIM OR JUDGMENT ARISING FROM SUCH CONTRACT, AGREEMENT, WARRANTY OR REPRESENTATION.

XVII. 17.   Attorneys' Fees. The prevailing party in any action filed to enforce the terms and conditions of this Agreement (as determined by the Court or arbitrator) shall recover from the other party reasonable attorneys' fees and court costs.

XVIII. 18.  Taxes, Permit; Compliance with Laws; Notice of Legal Actions.

       A.   A.   YOU MUST PAY WHEN DUE ALL TAXES RELATED TO THE HOTEL WHICH MAY
            BE LEVIED OR ASSESSED BY ANY FEDERAL, STATE, OR LOCAL TAX AUTHORITY, AND ANY AND ALL OTHER INDEBTEDNESS RELATED TO THE HOTEL. YOU MUST PAY SALES TAX, GROSS RECEIPTS TAX, OR SIMILAR TAX IMPOSED ON US (BUT NOT INCLUDING OUR INCOME TAXES) ON ANY PAYMENTS THAT YOU MUST MAKE TO US UNDER THIS AGREEMENT.

       B.   B.   IF THERE IS A BONA FIDE DISPUTE AS TO LIABILITY FOR TAXES
            ASSESSED OR OTHER INDEBTEDNESS, YOU MAY CONTEST THE VALIDITY OR THE AMOUNT OF THE TAX OR INDEBTEDNESS UNDER THE PROCEDURES OF THE TAXING AUTHORITY OR APPLICABLE LAW. YOU MAY NOT PERMIT A TAX SALE OR SEIZURE BY LEVY OF EXECUTION OR SIMILAR WRIT OR WARRANT, OR ATTACHMENT BY A CREDITOR TO OCCUR AGAINST THE HOTEL OR THE LOCATION.

       C.   C.   YOU MUST COMPLY WITH ALL FEDERAL, STATE, AND LOCAL LAWS, RULES
            AND REGULATIONS APPLICABLE TO YOU AND TO THE HOTEL. YOU MUST TIMELY OBTAIN ANY AND ALL PERMITS, CERTIFICATES, OR LICENSES NECESSARY FOR THE HOTEL, INCLUDING LICENSES TO DO BUSINESS, FICTITIOUS NAME REGISTRATION AND SALES TAX PERMITS, HEALTH AND SANITATION PERMITS, AND RATINGS AND FIRE CLEARANCES. YOU MUST SEND US, WITHIN 10 DAYS OF RECEIPT, COPIES OF ALL SUBSEQUENT INSPECTION REPORTS, WARNINGS, CERTIFICATES, AND RATINGS, RECEIVED FROM ANY GOVERNMENTAL ENTITY.

       D.   D.   YOU MUST NOTIFY US IN WRITING, WITHIN 5 DAYS OF RECEIPT,
            INFORMATION ABOUT ANY ACTION, SUIT, PROCEEDING, OR THE ISSUANCE OF ANY ORDER, WRIT, INJUNCTION, AWARD, OR DECREE OF ANY COURT, AGENCY, OR OTHER GOVERNMENTAL INSTRUMENTALITY, WHICH MAY ADVERSELY AFFECT THE OPERATION OF THE HOTEL OR YOUR FINANCIAL CONDITION.

XIX.   19.  Approvals and Waivers.

       A.   A.   OUR APPROVALS AND CONSENTS WILL NOT BE EFFECTIVE UNLESS SIGNED
            BY ONE OF OUR OFFICERS. WE MAY WITHHOLD OUR CONSENT IF YOU ARE IN BREACH OF A MATERIAL OBLIGATION UNDER THIS AGREEMENT.

       B.   B.   EXCEPT AS OTHERWISE STATED IN WRITING IN THIS AGREEMENT
            (INCLUDING ANY AMENDMENTS), WE MAKE NO WARRANTIES OR GUARANTEES ON WHICH YOU MAY RELY. WE ASSUME NO LIABILITY OR OBLIGATION TO YOU BY PROVIDING ANY WAIVER, APPROVAL, CONSENT, OR SUGGESTION TO YOU WITH THIS AGREEMENT, OR BY REASON OF ANY DELAY OR DENIAL OF ANY REQUEST.

       C.   C.   FAILURE TO EXERCISE ANY POWER OR TO INSIST ON STRICT COMPLIANCE
            WITH ANY OBLIGATION OR CONDITION UNDER THIS AGREEMENT DOES NOT CONSTITUTE A WAIVER OF ANY FUTURE RIGHT TO DEMAND EXACT COMPLIANCE WITH ANY OF THE TERMS IN THIS AGREEMENT. WAIVER OF ANY PARTICULAR DEFAULT WILL NOT AFFECT OR IMPAIR A PARTY'S RIGHT WITH RESPECT TO ANY SUBSEQUENT DEFAULT OF THE SAME, SIMILAR, OR DIFFERENT NATURE. NO DELAY, FORBEARANCE, OR OMISSION TO EXERCISE ANY POWER OR RIGHT FROM ANY BREACH OR DEFAULT OF ANY OF THE TERMS, SECTIONS, OR COVENANTS HEREOF, WILL AFFECT OR IMPAIR A PARTY'S RIGHT TO EXERCISE THE SAME.

XX.    20.  Severability and Construction.

       A.   A.   IF ANY SECTION OF THE AGREEMENT IS HELD TO BE ILLEGAL, INVALID,
            OR UNENFORCEABLE, BOTH PARTIES AGREE THAT:

            1.   1.  THE SECTION WILL BE REMOVED;

            2. 2. THIS AGREEMENT WILL BE UNDERSTOOD AND ENFORCED AS IF THE ILLEGAL, INVALID, OR UNENFORCEABLE SECTION HAD NEVER BEEN IN THIS AGREEMENT; AND

            3. 3. THE REMAINING SECTIONS WILL REMAIN IN FULL FORCE AND EFFECT AND WILL NOT BE AFFECTED BY THE ILLEGAL, INVALID, OR UNENFORCEABLE SECTION OR BY ITS REMOVAL. A SIMILAR SECTION TO THE REMOVED SECTION, TO THE MAXIMUM EXTENT ENFORCEABLE, WILL BE AUTOMATICALLY ADDED AS A PART OF THIS AGREEMENT.

       B.   B.   EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT,
            NOTHING IN THIS AGREEMENT IS INTENDED, NOR WILL ANYTHING IN THIS AGREEMENT BE DEEMED, TO CONFER ON ANY PERSON OR LEGAL ENTITY OTHER THAN US OR YOU, OR OUR RESPECTIVE SUCCESSORS AND ASSIGNS, ANY RIGHTS OR REMEDIES UNDER OR BY REASON OF THIS AGREEMENT.

       C.   C.   ALL CAPTIONS IN THIS AGREEMENT ARE INTENDED SOLELY FOR THE
            CONVENIENCE OF THE PARTIES AND DO NOT AFFECT THE MEANING OR CONSTRUCTION OF ANY SECTION.

       D.   D.   ALL REFERENCES TO THE MASCULINE, NEUTER, OR SINGULAR, INCLUDE
            THE MASCULINE, FEMININE, NEUTER, OR PLURAL. [IF "YOU" CONSISTS OF MORE THAN ONE PERSON OR ENTITY, YOUR ACKNOWLEDGMENTS, PROMISES, COVENANTS, AGREEMENTS, AND OBLIGATIONS MADE OR UNDERTAKEN IN THIS AGREEMENT ARE JOINTLY AND SEVERALLY UNDERTAKEN BY ALL OF YOU.]

       E.   E.   IF THIS AGREEMENT IS EXECUTED IN MULTIPLE COUNTERPARTS, EACH
            EXECUTED COPY IS AN ORIGINAL.

       F.   F.   THIS AGREEMENT BECOMES VALID ONLY WHEN WE HAVE SIGNED IT, AND
            IT WILL BE INTERPRETED UNDER THE SUBSTANTIVE LAWS OF MARYLAND, NOT INCLUDING MARYLAND'S CONFLICT OF LAWS PROVISION, WHICH LAWS WILL PREVAIL IF THERE IS ANY CONFLICT OF LAW.

       G.   G.   NO RIGHT OR REMEDY IN THIS AGREEMENT IS INTENDED TO BE, NOR
            WILL BE DEEMED, EXCLUSIVE OF ANY OTHER RIGHT OR REMEDY IN THIS AGREEMENT OR BY LAW OR EQUITY PROVIDED OR PERMITTED, BUT EACH WILL BE CUMULATIVE OF THE OTHER RIGHT OR REMEDY.

       H.   H.   NOTHING CONTAINED IN THIS AGREEMENT WILL BAR EITHER PARTY'S
            RIGHT TO OBTAIN INJUNCTIVE RELIEF AGAINST THREATENED CONDUCT THAT WILL CAUSE IT LOSS OR DAMAGES, UNDER THE USUAL EQUITY RULES, INCLUDING THE APPLICABLE RULES FOR OBTAINING RESTRAINING ORDERS AND PRELIMINARY INJUNCTIONS.

       I.   I.   THIS AGREEMENT CONTAINS THE COMPLETE UNDERSTANDING OF THE
            PARTIES AND REPLACES ANY PREVIOUS WRITTEN OR ORAL AGREEMENT. NO REPRESENTATION, INDUCEMENT, PROMISE OR AGREEMENT, ORAL OR OTHERWISE, NOT IN THIS AGREEMENT, WILL BE OF ANY FORCE OR EFFECT.

       J.   J.   THIS AGREEMENT MAY NOT BE AMENDED EXCEPT IN WRITING SIGNED BY
            BOTH PARTIES.

       K.   K.   NEITHER PARTY MAY FILE A CLAIM (EXCEPT CLAIMS FOR
            INDEMNIFICATION) ARISING OUT OF OR RELATED TO THIS AGREEMENT AFTER 3 YEARS FROM THE DATE ON WHICH THE CLAIM AROSE, UNLESS APPLICABLE LAW SPECIFIES A SHORTER STATUTE OF LIMITATIONS.

XXI.   21.  Acknowledgments

       A.   A.   YOU HAVE CONDUCTED AN INDEPENDENT INVESTIGATION OF THIS
            AGREEMENT, AND YOU UNDERSTAND THAT THE BUSINESS VENTURE CONTEMPLATED BY THIS AGREEMENT INVOLVES BUSINESS RISKS, AND THAT ITS SUCCESS WILL BE LARGELY DEPENDENT ON YOUR ABILITY AS AN INDEPENDENT BUSINESS PERSON. WE HAVE NOT MADE, AND YOU ACKNOWLEDGE THAT YOU HAVE NOT RECEIVED FROM US OR OUR AGENTS, ANY PROJECTION, WARRANTY OR GUARANTEE, EXPRESS OR IMPLIED, AS TO THE POTENTIAL SUCCESS OF THE BUSINESS VENTURE CONTEMPLATED BY THIS AGREEMENT. BY SIGNING THIS AGREEMENT, YOU REPRESENT TO US THAT YOU HAVE NEITHER RECEIVED NOR RELIED ON REPRESENTATIONS OF ANY KIND CONCERNING THE AGREEMENT EXCEPT AS WRITTEN IN THIS AGREEMENT.

       B.   B.   YOU AGREE THAT THIS AGREEMENT RELATES TO THE HOTEL AND THE
            LOCATION. WE MAY OPERATE, FRANCHISE OR LICENSE OTHER [LODGING BRAND NAME] HOTELS UNDER THE SYSTEM, AS WELL AS USE OUR OTHER BRANDS, AT ANY OTHER LOCATION. WE OR OUR AFFILIATES MAY NOW OR IN THE FUTURE ENGAGE IN TRANSIENT LODGING OR RELATED BUSINESS ACTIVITIES WHICH MAY COMPETE WITH THE SYSTEM OR WITH THE HOTEL.

       C.   C.   YOU AGREE THAT THE MARKS AND THIS AGREEMENT RELATE ONLY TO THE
            SYSTEM, AND THAT WE MAY DECIDE TO PROVIDE SERVICES TO THE HOTEL SIMULTANEOUSLY TO ONE OR MORE OF OUR OTHER BRANDS, EITHER SEPARATELY OR COMBINED.

       D.   D.   YOU ARE SOLELY RESPONSIBLE FOR EXERCISING ORDINARY BUSINESS
            CONTROL OVER THE HOTEL.

       E.   E.   YOU WARRANT THE TRUTH AND COMPLETENESS OF ALL YOUR STATEMENTS
            IN YOUR APPLICATION AND THOSE IN ALL OTHER DOCUMENTS THAT YOU SEND US AS PART OF THE APPLICATION PROCESS. THIS WARRANTY WILL SURVIVE THE SIGNING AND THE TERMINATION OF THIS AGREEMENT.

       F.   F.   YOU ACKNOWLEDGE THAT YOU RECEIVED FROM US A DISCLOSURE DOCUMENT
            REQUIRED BY THE FEDERAL TRADE COMMISSION AND BY THE STATE(S) IN WHICH YOU LIVE AND WHERE THE HOTEL IS LOCATED, EITHER DURING YOUR FIRST PERSONAL MEETING WITH OUR REPRESENTATIVE TO DISCUSS THE FRANCHISE SALE, OR 10 BUSINESS DAYS BEFORE YOU SIGNED THIS AGREEMENT OR PAID TO US ANY CONSIDERATION FOR THE FRANCHISE, WHICHEVER OF THOSE FIRST OCCURRED. YOU ALSO ACKNOWLEDGE THAT WE GAVE TO YOU THE COMPLETED COPIES OF THIS AGREEMENT FOR YOUR SIGNATURE AT LEAST 5 BUSINESS DAYS BEFORE YOU SIGNED THIS AGREEMENT.

       G.   G.   YOU ARE THE TRUE OWNER OF, AND RECORD HOLDER OF TITLE TO, THE
            HOTEL, UNLESS YOU HAVE TOLD US IN THE APPLICATION THAT YOU LEASE THE HOTEL UNDER A LEASE WITH AT LEAST 20 YEARS REMAINING IN ITS TERM. IF THE HOTEL IS SUBJECT TO A MORTGAGE, YOU ARE THE MORTGAGOR OF RECORD.

XXII. 22. Arbitration. Except for claims for indemnification, actions for collection of fees owed us under this Agreement, or actions seeking to enjoin you from using the Marks in violation of this Agreement, any controversy or claim relating to this Agreement, or the breach of this Agreement, including any claim that this Agreement or any part of this Agreement is invalid, illegal, or otherwise voidable or void, will be sent to final and binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitrator will apply the substantive laws of Maryland, without reference to Maryland's conflict of laws provision. Judgment on the arbitration award may be entered in any court having jurisdiction. If any party fails to appear at any properly noticed arbitration proceeding, an award may be entered against the party, notwithstanding its failure to appear. Any arbitration will be conducted at our headquarters office in Maryland.

XXIII. 23.  Special Provisions Applicable Only to Hotels to be Constructed or
       Completely Renovated.

       A.   A.   THE PHRASE "CONSTRUCTION START" MEANS THE DATE ON WHICH BONA
            FIDE POURING OF FOOTINGS BEGINS AT THE LOCATION IN THE CASE OF A HOTEL TO BE CONSTRUCTED OR THE DATE ON WHICH RENOVATIONS BEGIN IN THE CASE OF AN EXISTING HOTEL WHICH IS TO BE COMPLETELY RENOVATED.

       B.   B.   IN ADDITION TO THE OTHER PROVISIONS OF THIS AGREEMENT, YOU
            AGREE THAT YOU WILL:

            1. 1. PRESENT FOR OUR APPROVAL, BEFORE CONSTRUCTION START, YOUR PRELIMINARY DRAWINGS AND FINAL WORKING DRAWINGS FOR HOTEL CONSTRUCTION;

            2. 2. CAUSE THE CONSTRUCTION START TO OCCUR WITHIN 12 MONTHS OF THE DATE OF THIS AGREEMENT. IF YOU DO NOT CAUSE THE CONSTRUCTION START TO OCCUR WITHIN 12 MONTHS OF THE DATE OF THIS AGREEMENT, YOU MAY REQUEST, BEFORE THE END OF THE 12 MONTHS, AN ADDITIONAL 3 MONTHS FOR CONSTRUCTION START. WE ARE NOT OBLIGATED TO EXTEND THE TIME FOR CONSTRUCTION START. IF WE AGREE TO EXTEND THE TIME FOR CONSTRUCTION START, YOU WILL PAY US AN EXTENSION FEE OF $5,000 FOR EACH 3 MONTH EXTENSION;

            3. 3. CONTINUE HOTEL CONSTRUCTION IN ACCORDANCE WITH THE PLANS, AFTER CONSTRUCTION START, WITHOUT INTERRUPTION (EXCEPT BY EVENTS CONSTITUTING FORCE MAJEURE), UNTIL THE HOTEL IS READY FOR OUR INSPECTION. YOU MUST COMPLETE HOTEL CONSTRUCTION, INCLUDING FURNISHING, EQUIPPING, AND PREPARING FOR OPENING, WITHIN 12 MONTHS AFTER CONSTRUCTION START;

            4. 4. SEND US, WHEN WE REQUEST DURING CONSTRUCTION, REPORTS SHOWING THE PROGRESS MADE TOWARD COMPLETING HOTEL CONSTRUCTION;

            5.   5.  USE THE MARKS ONLY AS ALLOWED IN SECTION 23.D OF THE
                 AGREEMENT;

            6. 6. COOPERATE WITH US, AND INSTRUCT YOUR ARCHITECT, ENGINEER, CONTRACTORS AND SUBCONTRACTS TO COOPERATE WITH US, AND ALLOW US TO INSPECT THE LOCATION AND THE HOTEL CONSTRUCTION TO DETERMINE WHETHER CONSTRUCTION MEETS THE STANDARDS OUTLINED IN THE RULES AND REGULATIONS AND THE PLANS;

            7. 7. ORDER, PURCHASE AND/OR LEASE AND INSTALL ALL FIXTURES, EQUIPMENT, FURNISHINGS, SIGNS, COMPUTER TERMINALS AND RELATED EQUIPMENT, SUPPLIES AND OTHER REQUIRED ITEMS BEFORE THE OPENING DATE;

            8. 8. ADVERTISE THE HOTEL LOCALLY, AT YOUR EXPENSE AND IN A MANNER MEETING OUR SPECIFICATIONS;

            9. 9. CAUSE THE GENERAL MANAGER OF THE HOTEL TO ATTEND AND COMPLETE OUR INITIAL ORIENTATION PROGRAM;

           10. 10. NOTIFY US AT LEAST 30 DAYS BEFORE THE OPENING DATE. WE WILL INSPECT AND, IF APPROPRIATE, AUTHORIZE YOU TO BEGIN OPERATING THE HOTEL UNDER THIS AGREEMENT.

       C.   C.   BEFORE THE OPENING DATE, YOU MAY MAKE THE FOLLOWING LIMITED USE
            OF THE MARKS:

            1. 1. PLACE A SIGN AT THE LOCATION ADVISING THE GENERAL PUBLIC THAT A [LODGING BRAND NAME] HOTEL IS UNDER CONSTRUCTION;

            2.   2.  PROMOTE THE HOTEL CONSTRUCTION AND OPENING IN THE MEDIA;

            3. 3. PURCHASE OPERATING SUPPLIES AND EQUIPMENT BEARING THE MARKS REQUIRED FOR HOTEL OPERATION; AND

            4. 4. PURCHASE AND INSTALL THE PERMANENT HOTEL SIGN REQUIRED FOR HOTEL OPERATION.

       D.   D.   YOU MUST PURCHASE BY THE CONSTRUCTION START AND MAINTAIN UNTIL
            THE OPENING DATE, DIRECTLY OR THROUGH YOUR GENERAL CONTRACTOR, THE FOLLOWING INSURANCE COVERAGES:

            1. 1. COMPREHENSIVE GENERAL LIABILITY INSURANCE (INCLUDING AUTOMOBILE LIABILITY, PROPERTY DAMAGE) PROTECTING YOU AND NAMING US AND OUR AFFILIATES AND SUBSIDIARIES, THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS AND EMPLOYEES AS ADDITIONAL INSUREDS ("ADDITIONAL INSUREDS") FROM AND AGAINST ALL TYPES OF LIABILITIES, INCLUDING PERSONAL INJURY AND PROPERTY DAMAGE, TOGETHER WITH THE COSTS OF DEFENSE AND/OR ADJUSTMENTS ARISING OUT OF THE OPERATIONS TO CONSTRUCT THE HOTEL. THE COVERAGES MUST PROVIDE FOR LIMITS OF NOT LESS THAT $5,000,000 ($10,000,000 IF THE HOTEL HAS 6 OR MORE STORIES) PER OCCURRENCE PER LOCATION AND INCLUDE COVERAGES FOR CONTRACTUAL LIABILITY, EXPLOSION, COLLAPSE AND UNDERGROUND PROPERTY DAMAGE HAZARD LIABILITY, PERSONAL INJURY LIABILITY, PRODUCTS AND COMPLETED OPERATIONS LIABILITY, OWNER'S AND CONTRACTOR'S PROTECTIVE LIABILITY, AND INDEPENDENT CONTRACTOR'S LIABILITY.

            2. 2. ALL-RISK BUILDER'S RISK COVERAGE TO INSURE THE HOTEL BUILDINGS UNDER CONSTRUCTION TO 100% OF THEIR REPLACEMENT COST VALUE, PROTECTING YOU, US AND THE ADDITIONAL INSUREDS, AND A WORKERS' COMPENSATION POLICY AS REQUIRED BY STATUTE.

            This Agreement is signed by you (and your principals, if a partnership or corporation) and us, with our seals, on the date written above.

ATTEST:                                CHOICE HOTELS FRANCHISING, INC.



                                       By
--------------------------------         -------------------------------(Seal)
Everett F. Casey
Assistant Secretary


WITNESS/ATTEST:                        ASTRA HOSPITALITY, INC.


                                       By
--------------------------------         -------------------------------(Seal)
                                       name
                                       Date:
                                            -------------------------

                                       By
--------------------------------         -------------------------------(Seal)
                                       name
                                       Date:
                                            -------------------------

                                       By
--------------------------------         -------------------------------(Seal)
                                       name
                                       Date:
                                            -------------------------

                                       By
-------------------------------          -------------------------------(Seal)
                                       name
                                       Date:



NOTE: The person or business organization which is the title owner of the Location, as of the date of this Agreement, must be a named signatory. The liability of all signatories will be joint and several.